SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1996

NML VARIABLE ANNUITY ACCOUNT B


SIMPLE IRA PLANS



Beginning January 1, 1997, the Back Load Contract will be offered as an individual retirement annuity under SIMPLE IRA plans ("Savings Incentive Match Plan for Employees of Small Employers") established pursuant to section 408(p) of the Internal Revenue Code.
The Contract will be taxed identically to an individual retirement annuity except that during the first two years after the Owner first participates in the SIMPLE IRA plan, non-exempt premature withdrawals from the Contract will be subject to a penalty tax of 25% and a rollover of the Contract value to an individual retirement annuity will be fully taxable.
	The date of this Prospectus Supplement is November 1, 1996.